3D SYSTEMS

Discussion of Fourth Quarter 2009 Results

Create with Confidence™

Conference Call
and Webcast

NASDAQ: TDSC www.3dsystems.com
February 25, 2010

Participants
❑ Amanda Molbert
 Coordinator, Investor Relations
❑ Abe Reichental
 President & Chief Executive Officer
❑ Damon Gregoire
 Vice President & Chief Financial Officer
❑ Bob Grace
 Vice President & General Counsel

Welcome Webcast Viewers
❑ To listen to the conference via phone and to ask questions during our Q&A session, please dial:
 ■ 1-888-336-3485 in the United States
 ■ 1-706-634-0653 from outside the United States
 ■ Confirmation Code: 52985568

Forward-Looking Statements
Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms
“believes,” “belief,” “estimates,” “expects,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management’s current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings “Forward-Looking Statements,” “Cautionary Statements and Risk Factors,”
and “Risk Factors” that appear in the company’s periodic filings with the Securities and Exchange
Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

Operating Results
Abe Reichental
President & CEO

We are pleased with our overall fourth quarter results, particularly given the continued challenging economic environment.
Improved business conditions resulted in sequential revenue growth from all revenue buckets.
Materials sales enjoyed continued sequential growth, a trend that resumed during the second quarter of 2009.
We expanded gross profit margin and lowered operating expenses in 2009 compared to 2008, driven in part by our ongoing operational and quality performance improvements.
We successfully launched and significantly expanded through acquisitions our
3Dproparts™ services.
We believe that we are benefiting competitively from our expanding products and services portfolio and our stronger financial position.
Fourth Quarter and Full Year 2009 Overview
Our improved performance resulted in net income for the second half and full year of 2009.

Damon Gregoire
Vice President & CFO

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Financial Review

Fourth Quarter 2009 Operating Results
($ Millions except per share amounts)
Operating Results	Fourth Quarter		% Change
	2009	2008	Favorable (Unfavorable)
Revenue	$36.4	$34.9	4%
Gross Profit	$16.1	$15.2	6%
% of Revenue	44%	44%
Operating Expenses	$11.7	$13.9	16%
% of Revenue	32%	40%
Net Income	$3.6	$1.8	93%
Depreciation & Amortization	$1.5	$1.7	10%
% of Revenue	4%	5%
Fully Diluted Earnings Per Share	$0.16	$0.08	100%

Full Year 2009 Operating Results
($ Millions except per share amounts)
Operating Results	Full Year		% Change
	2009	2008	Favorable (Unfavorable)
Revenue	$112.8	$138.9	(19%)
Gross Profit	$49.7	$55.6	(11%)
% of Revenue	44%	40%
Operating Expenses	$46.7	$61.1	24%
% of Revenue	41%	44%
Net Income (Loss)	$1.1	($6.2)	NM
Depreciation & Amortization	$5.9	$6.7	12%
% of Revenue	5%	5%
Fully Diluted Earnings (Loss) Per Share	$0.05	($0.28)	NM
 NM: Not meaningful

❑ Sequential revenue growth from all revenue buckets.
 ❑ Systems revenue increased by $6.1 million.
 ❑ 3-D Printers revenue increased by $0.5 million.
 ❑ Materials sales grew by $1.7 million.
 ❑ Service revenue increased by $0.9 million
Factors Shaping Fourth Quarter 2009 Results
Q4-09 vs. Q3-09 Revenue Growth
	U.S.	Europe	AP	Total
Systems	52.7%	208.0%	8.9%	89.5%
Materials	5.0%	23.6%	3.5%	13.1%
Service	12.8%	10.2%	16.0%	12.1%
Total	18.7%	56.2%	7.6%	31.7%

❑ Gross profit margin and operating expenses both improved compared to the fourth quarter of 2008, which contributed to net earnings.
❑ Net income of $3.6 million included $2.0 million of non-cash expenses.
❑ Earnings per share of 16 cents included the 1 cent per share negative impact of V-
 Flash® and a 4 cents per share negative impact from litigation costs of $1.0 million.
❑ Cash position improved from the previous quarter to $24.9 million.
☐ Inventory decreased, reflecting increased system sales.
Factors Shaping Fourth Quarter 2009 Results
	Q4-08	Q1-09	Q2-09	Q3-09	Q4-09
Total Operating Expenses	$13.9	$12.1	$11.7	$11.2	$11.7
Gross Profit Margin	44%	44%	44%	45%	44%
Cash	$22.2	$23.4	$24.0	$24.0	$24.9
Inventory	$21.0	$19.9	$19.1	$20.3	$18.4

Millions
Services
Materials
Systems
& Other
Asia Pacific
North America

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Q4 2009 Revenue Mix By Category and Region
5
10
15
20
25
30
35
0
40
2009
2008
2009
2008
Europe
$36.4
36%
20%
$34.9
40%
13%
$36.4
$34.9
24%
42%
41%
47%
44%
35%
34%
24%

Fourth Quarter 2009			Fourth Quarter 2008			Yr-Yr%	
	$ Millions		% Revenue	$ Millions		% Revenue	$	Margin
Systems	$	4.7	36%	$	4.3	37%	8%	(2%)
Materials	$	8.5	57%	$	8.8	59%	(3%)	(3%)
Services	$	2.9	34%	$	2.1	26%	37%	32%
TOTAL	$	16.1	44%	$	15.2	44%	6%	1%

	2009 Year-To-Date			2008 Year-To-Date			Yr-Yr%	
	$ Millions		% Revenue	$ Millions		% Revenue	$	Margin
Systems	$	7.8	26%	$	8.0	19%	(2%)	33%
Materials	$	29.7	59%	$	39.3	63%	(24%)	(6%)
Services	$	12.2	38%	$	8.3	24%	47%	62%
TOTAL	$	49.7	44%	$	55.6	40%	(11%)	10%

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Fourth Quarter & Full Year 2009 Gross Profit and Margin
($ Millions)

2009	2008	Yr-Yr % Favorable (Unfavorable)
SG&A	$ 9.2	$ 9.8	7%
Key Reductions:			
Labor and Consultant Costs - $0.6			
Professional Fees - $0.5			
Bad Debt Expense - $0.1			
Key Increase:			
Incentive Compensation - $1.1			
R&D	$ 2.5	$ 4.1	39%
Total Operating Costs	$ 11.7	$ 13.9	16%

3D SYSTEMS Create with Confidence™

Fourth Quarter 2009 Operating Expenses
Expect 2010 SG&A to be in the range of $36-40 million and R&D in the range of
$10-12 million.
($ Millions)

2009	2008	Yr-Yr % Favorable (Unfavorable)
SG&A	$ 35.5	$ 45.9	23%
Key Reductions:			
Labor and Consultant Costs - $4.1			
Professional Fees - $2.1			
Occupancy Costs - $1.2			
Travel Expenses - $0.6			
Marketing Expenses - $0.7			
Key Increases:			
Litigation Costs - $1.3			
Incentive Compensation - $1.1			
R&D	$ 11.1	$ 15.2	27%
Total Operating Costs	$ 46.6	$ 61.1	24%

3D SYSTEMS Create with Confidence™

Full Year 2009 Operating Expenses
Expect 2010 SG&A to be in the range of $36-40 million and R&D in the range of
$10-12 million.
($ Millions)

Days
67
64
73
101
132
Days Sales Outstanding

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Working Capital Management
40
60
80
100
120
140
160
Days Inventory On Hand
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
63
63
70
66
68
93
121
102
100
125
60
122
63
Q3 2009
Q4 2009
83
60

Inventory as of 12/31/08	**$ 21,018**
Q1 2009 Decrease	(1,123)
Q2 2009 Decrease	(787)
Q3 2009 Increase	1,176
Q4 2009 Decrease	(1,906)
Inventory at 12/31/09	**$ 18,378**

Cash as of 12/31/08	**$ 22,164**
Q1 2009 Increase	1,253
Q2 2009 Increase	612
Q3 2009 Decrease	(48)
Q4 2009 Increase	932
Cash at 12/31/09	**$ 24,913**

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Working Capital Management
($000’s)

Progress Report
Abe Reichental
President & CEO

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Recent Developments
❑ We continued our new product
 development activities and
 launched the ProJet™ 5000.
❑ We further expanded our
 3Dproparts™ services by:
 ■ Acquiring Acu-Cast
 Technologies
 ■ Acquiring AdvaTech
 ■ Launching 3Dproparts™ in
 Europe and
 ■ Acquiring Moeller Design

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Dental CAD/CAM Printers
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Dental CAD/CAM Solutions
Complete Solutions through Partnerships

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Growth Drivers
❑ We entered the first quarter of 2010 with
 a strong sales funnel.
❑ We remain pleased with the progress we
 are making on V-Flash®  sales.
❑ We expect sales of our expanding lineup
 of 3-D printers to continue to grow,
 helped by our new ProJet™ 5000.
❑ We are pleased with the progress we are
 making on 3Dproparts™ and expect to
 continue to grow this activity globally.
❑ We expect sales of our dental and medical
 device solutions to grow, benefiting from
 our expanding portfolio of dental
 production systems and technology
 leadership.

Revenue Outlook
❑ While economic conditions remain uncertain, we are
 optimistic about our ability to continue to make
 progress.
❑ Given our strengthened portfolio of products and
 services, we expect continued revenue growth during
 2010.
❑ We intend to grow our 3Dproparts™ service both
 internally and through additional strategic acquisitions
 globally.
 ■ Our recently announced acquisition of Moeller Design
 demonstrates our strong commitment to grow our
 3Dproparts™ services.
 ■ We expect sales of 3Dproparts™ to reach a minimum
 level of 10% of total revenue by the end of 2010.
We expect to benefit competitively from our new and expanded products and services portfolio and stronger financial position.

Gross Profit and Operating Expenses Outlook
❑ We expect our gross profit margin to remain stable despite
 ❑ Potential adverse systems mix in favor of lower margin printers
 ❑ Continued negative 2-4 percentage point drag from V-Flash®  through the first half of
 2010.
❑ We expect SG&A to be in the range of $36-40 million for 2010.
 ■ Inclusive of our anticipated higher litigation expenses and,
 ■ Increased operating costs associated with 3Dproparts ™ acquisitions we made thus far.
❑ We expect R&D spending for 2010 to be in the range of $10-12 million while keeping pace with our planned new product introductions.
We believe that we can further enhance our operational effectiveness and optimize our operating costs.

Universal Shelf Filing
❑ Yesterday we filed with the SEC a universal shelf registration statement providing for the offer and sale from time to time of up to $75 million of securities, including equity, debt and other securities as described in the registration statement.
❑ We believe that filing a shelf registration statement is good corporate stewardship and provides for an efficient means to enable access to capital markets and maximize our financial flexibility.
❑ We do not have any commitments or intentions to sell securities at this time.
❑ We expect to use the net proceeds from any offering that we may make under the registration statement to finance future acquisitions and for working capital and other general corporate purposes.
❑ The registration statement has been filed with the SEC but has not yet become effective.
❑ These securities may not be sold nor may offers to buy these securities be accepted prior to the time the shelf registration statement becomes effective.
We recognize that the current market conditions present unique opportunities to enhance our business model and expect to make additional strategic investments in the coming periods.

Printers
Parts
Technology
Production Systems

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Bottom Line
❑ Our first half 2010 sales funnel is robust.
❑ Our three pillars of business: Parts,
 Printers and Production Systems are
 expected to drive demand for our
 products by OEMs.
❑ Our business model is built around
 significant, recurring revenue
 components that generate improved
 contribution margins.
We remain committed to our long-term growth objectives and are confident in our ability to provide value to our customers and stockholders.

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Please direct all questions through the teleconference portion of this call.

To ask questions:

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 • Phone: 1-888-336-3485
 • International: 1-706-634-0653
 • Confirmation Code: 52985568
Question and Answer Session

A replay of this webcast will be
available approximately three hours
after the call on the 3D Systems
Investor Relations Web site,
www.3dsystems.com/ir.
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website at www.3Dproparts.com
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